Exhibit 10.03
                                LEASE AGREEMENT

       THIS LEASE AGREEMENT, made and entered into by and between TCLW/Fullerton, a general partnership, hereinafter referred to as "Landlord," and Nelco Products, Inc., a Delaware Corporation, hereinafter referred to as "Tenant":

                                  WITNESSETH:

       1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, certain premises consisting of space within a building described as follows:

       Approximately 36,462 square feet at 1411 Orangethorpe, Fullerton, California within the County of Orange, State of California, and more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (hereinafter referred to as the "premises").

       TO HAVE AND TO HOLD the same for a term commencing on the "commencement date" (as hereinafter defined) and ending 59 months thereafter (provided, however, that in the event the commencement date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the commencement date), unless earlier terminated in accordance with the provisions of this lease.

           A. The "commencement date" shall be November 1, 1993. Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant hereby waives the benefit of California Civil Code 1941. Tenant further acknowledges that no representations as to the repair of the premises, nor premises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease.

       2.  Base Rent and Security Deposit.

           A. Tenant agrees to pay as rental for the premises to Landlord or order, without deduction or set off, for the entire term hereof, Twelve Thousand Three Hundred Ninety Seven and 00/100 dollars ($12,397.00) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease term shall be prorated. All costs and expenses which are the responsibility of Tenant also constitute "rent." In the event Tenant fails to pay any installment of rent hereunder (1), to help defray the additional cost to Landlord for processing such late payments. Tenant shall pay to Landlord on demand a late charge in an amount equal to (2) of such installment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.
           B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Twenty Four Thousand Seven Hundred Ninety Four and 00/100 dollars ($24,794.00), which sum shall be held by Landlord, (3) for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination or expiration of this lease that all of Tenant's obligations under this lease have been fulfilled
(4).

       3.  Use.  The demised premises shall be used only for the purpose of
(5) receiving, storing, shipping and selling (other than retail) for interest, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Under no circumstances shall the premises be used for gambling or the retail sale of alcoholic beverages, whether or not those uses may be lawful. Outside storage is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the premises or use thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at (6). Without limiting the generality of the foregoing, and subject to paragraph 6, Tenant shall at its own cost and expense install and construct all physical improvements to the premises, interior and exterior, required by any Federal, State or local building code or other law or regulation enacted after the date on which this lease is executed by Tenant, or after said date determined retroactively to apply to the premises, (7) made necessary by the nature of Tenant's use of the premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Tenant shall not place a load upon the floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous. If at any time during the term of this lease the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or binds, Tenant's method of storage, the nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay, as additional rental, the increase (between fire walls) in Landlords insurance premiums, and, upon demand by Landlord, to correct at Tenant's expense the cause of such disallowance, penalty or surcharge to the satisfaction of the particular insurance authority. Additionally, Tenant shall pay to any other tenants in the building in which the premises are situated, upon demand, any increases in such other tenant's insurance premiums or charges caused by the acts of Tenant.

       4.  Taxes.

           A. Tenant agrees to pay before they become delinquent all general and special, ad valorem and specific taxes, excises, assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes") lawfully levied or assessed against the land, building, grounds, parking areas, driveways, sidewalks and/or alleys on or around the premises. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such taxes becoming delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be additional rent due and payable on demand by Landlord.
           B. In the event the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rent,
(8), the amount of Tenant's "proportionate share" of the "taxes" referred to in subparagraph A, above. Tenant's "proportionate share," as used in this lease, shall mean a fraction, the numerator of which is the square footage of the premises and the denominator or which is the square footage of the building containing the premises.
           C. If at any time during the term of this lease there shall be levied, assessed or imposed on Landlord, by any governmental entity, any general or special, ad valorem or specific, capital levy, excise or other tax, assessment, levy or charge directly on the rental received under this lease, and/or any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rentals, and/or any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this lease, and/or any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the premises, then all such taxes, assessments, levies and charges shall be deemed to be included within the term "taxes" for the purposes of this paragraph 4 (9).
           D. Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of Landlord, dispute and contest and "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest, have deposited with Landlord the amount so contested and unpaid, or their proportionate shares thereof, as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties, and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any cost, damage or expense (including attorneys' fees) in connection with any such proceedings.
           E. Any payment to be made pursuant to this paragraph 4 with respect to the tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year. (10)

       5.  Repairs and Maintenance.

           A. Tenant shall, at its own cost and expense keep and maintain the premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, non-structural, ordinary and extraordinary, including but not limited to, windows, glass and plate glass, doors, any special office entry, walls and finish work, floors and floor covering, roof, foundation, downspouts, gutters heating and air conditioning systems, dock boards, truck doors, dock bumpers, ramps, paving, plumbing work and fixtures, termite and pst extermination, regular removal of trash and debris, regular mowing of any grass, caring for shrubs, trimming, weed removal and general landscape maintenance, including rail spur areas, maintaining the parking areas, driveways, alleys, sidewalks, and the whole of the premises in a clean and sanitary condition, maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company), and providing guard and alarm service. Tenant shall, at its own cost and expense, repaint the exterior walls, overhead doors, canopies, entries, headrails, gutters and other exposed parts of the building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards. Tenant shall maintain trash receptacles within the building on the premises.
           B. The cost of maintenance and repair or any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.
           C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and invitees shall have the nonexclusive right to use, in common with the other parties occupying said building, the parking areas, driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, in such event, Landlord (11) to perform the paving and landscape maintenance, exterior painting and common sewage line plumbing and any other responsibilities which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4B, above) of the cost and expense of the care for the grounds around the building, including but not limited to, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall at Landlord's option either (i) pay when due (but not more frequently than monthly) its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building directly to the persons performing such work, or (ii) reimburse Landlord upon demand (but not more frequently than monthly), as additional rent, for the amounts of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.
           D.  N/A.
           E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the premises. The maintenance contractor must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possessio of the premises. All guarantees/warranties provided with the heating and air conditioning systems will be recognized within this program.

              (12)

       6.  Alterations.

           A. Tenant shall not make any alterations, additions or improvements to the premises including but not limited to roof and wall penetrations without the prior written consent of Landlord (13). Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination or expiration of this lease; provided, however, that if Landlord so elects prior to termination or expiration of this lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination or expiration of this lease and shall be delivered up to the Landlord with the premises. All shelves bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination or expiration of this lease if Tenant so elects, and shall be removed if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises. (14)
           B. Before commencing any work relating to alterations, additions and improvements affecting the premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and rom time to time to post and maintain on the premises such notices as Landlord deems necessary to protect the premises and Landlord from mechanics' liens, materialmen's liens or any other liens. At any time Tenant either desires or is required to make any repairs, alterations, additions, improvements or utility installations pertaining to the premises, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in a form and by a surety acceptable to Landlord in an amount equal to the estimate cost of (15) such improvements, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.

       7. Signs. (16) Tenant shall have the right to install signs upon the exterior of said buildings (17) and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination or expiration of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

       8. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonably time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. (18) shall arrange to meet with (19) for a joint inspection of the premises at the time of vacating.

       9. Utilities. Tenant shall pay for all water, gas, heat, light, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

       10.       Assignment and Subletting.

           A. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises, or allow, for valuable consideration, the occupancy of all or any part of the premises by another, without the prior written consent of Landlord (20). Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.
           B. In the event Tenant desires to sublet the premises, or any portion thereof, or assign this lease, Tenant shall give written notice thereof to Landlord setting forth the name of the proposed subtenant or assignee, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation (21) satisfactory to Landlord that the proposed subtenant or assignee will immediately occupy and thereafter use the entire premises (or any sublet portion thereof) for the remaining term of this lease (or for the entire term of the sublease, if shorter). In addition to Landlord's approval right pursuant to subparagraph 10A above, Landlord shall have the option, i the event of any proposed assignment or subletting (22) to cancel this lease as of the date the subletting or assignment described in Tenant's notice is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written request. Upon any such cancellation Tenant shall pay to Landlord all amounts, as estimated by Landlord, payable by Tenant to such termination date, with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this lease, except with respect to obligations or liabilities which accrue hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed for the expiration of the term hereof). Without limitation, Landlord may lease the premises to the prospective subtenant or assignee, without liability to the Tenant. Landlord's failure to exercise said cancellation right as herein provided shall not be construed as Landlord's consent to the proposed subletting or assignment.
           C. Landlord shall have the right to assign any of its rights and obligations under this lease. (23)

       11.       Fire and Casualty Damage.

           A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of
Fire, (24), Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsements to insure against all other Risks of Direct Physical Loss, and Earthquake and Flood, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 11B and 11E, below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as additional rent, Landlord's cost of maintaining such insurance on said building (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share [as defined in subparagraph 4B above] of such cost). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year. (25)
           B. If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by
Landlord under subparagraph 11A above, Tenant shall give immediate notice thereof to Landlord and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additional and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord, upon demand, any applicable deductible amount specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction. (26)
           C.  (27)
           D. Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of Tenant in, on or about the premises in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof, as such term is defined in the Replacement cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 11A hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control. All such policies shall b procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of the premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that no less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.
           E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Landlord's interest in the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate. (28)
           F. Landlord and Tenant hereby each release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

       12. Liability. Tenant does hereby indemnify and agree to forever save and hold harmless Landlord from and against any and all damages, claims, losses, demands, costs, expenses (including reasonable attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action, threatened or actual, which Landlord may suffer or incur arising out of or in connection with Tenant's obligations under this lease, including without limitation, Tenant's use of the premises, the conduct of Tenant's business, any activity, work or things done, permitted or suffered by Tenant in or about the premises. Tenant's nonobservance or nonperformance of any law, ordinance or regulations, or any negligence of the Tenant or any of Tenant's agents, contractors employees, guests licensees and invitees. Tenant further agrees that in case of any claim, demand, action or proceeding against Landlord, Tenant, upon notice from Landlord shall defend Landlord at Tenant's expense. In the event Tenant does not provide a defense against any and all such claims, demands, liens, liabilities, actions or causes of action, threatened or actual, then Tenant will, in addition to the above, pay Landlord the attorneys' fees, legal expenses and costs incurred by Landlord in providing or preparing such defense and Tenant agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.

       Tenant shall obtain at its cost and keep in full force during the term of the lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Landlord and Tenant against any liability arising out of the use, occupancy or maintenance of the premises and all areas appurtenant thereto by Tenant. Such insurance shall be in an amount not less than (29). The policy shall contain cross liability endorsements and shall insure performance by Tenant of the foregoing indemnity provisions of this lease. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

       13.       Condemnation.

           A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate (30) and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of such premises shall occur (31).
           B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in subparagraph A, above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced in the same ratio as the square footage of the premises taken bears to the total square footage of the premises.
           C. This paragraph 13 shall be Tenant's sole and exclusive remedy in the event of any such taking or purchase in lieu thereof. Landlord shall be entitled to any and all compensation, damages, income, rents, awards (except for an award specified by the condemning authority for Tenant's unamortized portion of its improvements (32) if any) or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease. Tenant hereby waives the benefits of California Code of Civil Procedure 1265.130.



       14. Holding Over. Tenant will, at the termination or expiration of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than seven (7) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1 1/2) the rental which would have been payable by Tenant had the hold over period been a part of the original term of this lease, computed on a daily basis for each day during which such possession is withheld. In the event of any such hold over, Tenant agrees to vacate and deliver the premises to Landlord within seven (7) days after Tenant's receipt of notice from Landlord to vacate. No holder over by Tenant whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided.

       15. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, excepting the lien for current taxes not yet due, such mortgages or deeds of trust as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other matters of record. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceable and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons, however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this lease because of such interference or disturbance.

       16. Events of Default. The following events shall be deemed to be "events of default" by Tenant under this lease:

           (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of (33) from the date such payment was due.
           (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.
           (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended or under any similar law or statute of the United State or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.
           (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.
           (e)  Tenant shall desert any substantial portion of the premises.
           (f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this paragraph 16), and shall not cure such failure within (34).

       17. Remedies. If any event of default occurs, Landlord may at any time thereafter, with or without notice or demand, except as stated hereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such event of default;

           (a) Enter upon and take possession of the premises. IN such event, Landlord shall have the right to remove all persons and property from the premises and store such property in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant, and all such persons shall quit and surrender possession of the premises to Landlord, Tenant hereby waives all claims for damages which may be caused by the entry of Landlord and taking possession of the premises or removing and storing the furniture and property and hereby agrees to indemnify and save Landlord harmless from any loss, costs, damages or liability occasioned thereby, and no such entry shall be considered or construed to be a forcible entry.
Should Landlord elect to enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may terminate this lease pursuant to paragraph (b) hereof.
           (b) Terminate Tenant's right to possession of the premises at any time. Acts of maintenance, efforts to relet the premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord may recover from Tenant (i) the worth at the time of the award of the unpaid rent that had been earned at the time of termination of Tenant's right to possession of the premises;
(ii) the worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of Tenant's right to possession until the time of award exceeds the amount of the loss of rent for the same period that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent for the same period that Tenant proves could have been reasonably avoided; and (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth at the time of the award," as used in (i) and
(ii) of this paragraph, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as referred to in (iii) of this paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.
           (c) Continue this lease in full force and effect, and this lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due.
           (d) Cure the default at Tenant's cost. If Landlord at any time, by any reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord upon demand by Landlord. The sum, together with late charges, as provided in paragraph 2, above, of this lease, shall be additional rent.
           (e) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

       19.       Mortgages.  (35)

       20.       Landlord's Default.

           A. In the event Landlord should become in default in any payments due and payable on any such mortgage described in paragraph 19 hereof, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such delinquent items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this paragraph 20 unless the item paid shall be superior to Tenant's interest hereunder, in the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

       21. Tenant's Remedies. Except as otherwise specifically provided in this lease, Tenant hereby waives and relinquishes any right which Tenant may have to terminate this lease or withhold rent on account of any damage, condemnation, destruction or state of disrepair of the premises (including, without limiting the generality of the foregoing, those rights under California Civil Code 1932(2), 1933(4), 1941 and 1942).

       22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises, or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant will not permit any mechanics' lien or liens to be placed upon the premises or any building or improvement thereon during the term hereof, and in case of the filing of any such lien Tenant will promptly pay same. If any such lien shall remain in force and effect for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and applicable late charge, shall be so additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee in the premises and Landlord and any such mortgagee are, by the expiration of said twenty (20) days period, furnished proof of such protection, and indemnification by Tenant against any loss, cost or expense related to any such lien and the contest thereof, satisfactory to Landlord and any such mortgagee.

       23. Sale by Landlord. In the event the original Landlord hereunder, or any successor owner of the premises, shall sell or convey the premises, Tenant agrees to attorn to such new owner. In the event of such sale, Landlord shall transfer to the new owner the balance of any security deposit remaining after lawful deductions and, after notice to Tenant (36) shall be relieved of all future liability with respect to such security deposit.

       24. Attorneys' Fees. If either Landlord or Tenant commences or engages in, or threatens to commence or engage in, an action by or against the other party arising out of or in connection with this lease or the premises, including but not limited to any action for recovered of rental due and unpaid (37) to recover possession or for damages for breach of this lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with the action and in preparation for said action. (38)

       25. Further Documents. Upon Landlord's request, Tenant agrees to modify this lease to meet the requirements of a lender selected by Landlord who demands such modification as a condition precedent to granting a loan and placing a deed of trust upon the building or land of which the premises is a part, provided such modification does not (1) increase the minimum rent or percentage rent; (2) alter the term of lease or any extended term; or (3) materially adversely affect Tenant's estate or right under this lease.


       26. Waiver. The waiver by (39) of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of this lease be construed to waive or to lessen the right of (40) to insist upon the performance by (41) in strict accordance with all of the provisions of this lease. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver or any preceding breach by Tenant of any provisions, covenant, agreement or condition of this lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

       27. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

           (a) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.
           (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.
           (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not
(42) deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

           LANDLORD:                             TENANT:
       TCLW/Fullerton                     Nelco Products, Inc.
       a general partnership                     a Delaware Corporation
       17941 Fitch                               1411 Orangethorpe
       Irvine, California                 Fullerton, California
(43)
If and when included within the term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address (44) for the receipt of notices and payments to Landlord; if and when included within the term "Tenant," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

       28. Entire Agreement. This lease contains the entire agreement between the parties respecting the lease of the premises to Tenant.

       29.       Time of the Essence.  Time is of the essence of this lease.

       30.       Miscellaneous.

           A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.
           B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due amortization of such party to enter into this lease.
           C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.
           D.  (45)
           E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.
           F. All obligations of Tenant (46) hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises.
Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises. Landlord and Tenant shall jointly inspect the premises and Tenant shall pay to Landlord any amount estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good (47). Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be (48). Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this paragraph 30F.
           G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause of provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal, valid and enforceable.
           H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until the lease is accepted by Landlord in writing and a fully executed copy is delivered to both parties hereto.
           I. Paragraph I and Exhibit "A" of this lease notwithstanding, the "premises," and Tenant's estate under this lease, do not include any right, title or interest in water, oil, gas or other hydrocarbons, or other mineral rights, all of which are excepted and reserved to Landlord with the sole and exclusive right in Landlord to sell, lease, assign or otherwise transfer the same, but without any right of Landlord or any such transferee to enter upon the surface of the property described in said Exhibit "A" during the term of this lease except as otherwise expressly provided elsewhere in this lease.
           J. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, i point of time, on which all parties hereto have executed this lease.





       31.       Additional Provisions.

           Those additional provisions set forth in Exhibit "C" attached hereto are hereby incorporated by this reference as if fully set forth herein. (49-54)

       IN WITNESS WHEREOF, this lease is, EXECUTED BY LANDLORD, this 16th day of August, 1983.

                                    TCLW/Fullerton
                                    Crow Fullerton
                                    By: Clifton K. Chang
                                        General Partner

Executed by Tenant, this 22nd day of August, 1983.

                                    NELCO PRODUCTS, INC.
                                    By: E.P. Smoot
                                        President



















































EXHIBIT "C" TO LEASE-DATED AUGUST 16, 1983 BETWEEN NELCO PRODUCTS, INC., AS ("TENANT") AND TCLW/FULLERTON, AS("LANDLORD"):

     1. before the end of the ten (10) day grace period in paragraph 16 (a) of the Lease.

     2.  five percent (5%)

     3.  in an interest bearing account

     4. Provided Tenant is not in default of the Lease, $12,397.00 of the security deposit plus interest thereon shall be released to Tenant on September,30, 1984

     5.  manufacturing,

     6. Provided that such required improvements are not necessary by nature of Tenant's use of the premises, then:

         1) If the costs are less than $10,000.00, Landlord and Tenant shall each bear one-half the cost of such improvements.

         2) If the costs exceed $10,000.00, then Landlord shall have the option of paying the cost or terminating the Lease.

         3) If the Landlord elects to terminate the Lease, Tenant shall have the choice of paying the cost of improvements or terminating the Lease.

         4) In the event neither Landlord or Tenant elects to pay the cost, then Lease shall terminate when the appropriate government authority forces Tenant to move out of the facility.

         5) In the event Tenant and Landlord mutually agree to contest the installation of such improvements, then the cost of contesting the governmental regulation shall be split up to $10,000.00.

7.   provided such improvements are

8. not earlier than fifteen (15) nor later than five (5) days before each semi-annual delinquency date.

9. Notwithstanding the foregoing, Tenant shall not be liable for the payment of any federal, state, county or municipal income or franchise taxes or an taxes or license fees imposed on the collection of rent or measured by the amount of rent, unless such taxes or fees are a substitution in whole or in part for real estate taxes.

10. Tenant shall bear the cost of tax increases due to improvements within its space, and Tenant shall not bear the cost of tax increases from improvements for other tenants in the building. To the extent taxes increase due to ownership changes, then Landlord shall bear the cost of such tax increases to the end of the current least term or option period, after which the increases shall be Tenant's responsibility in the next lease option period.

11.  assumes the duty

12. Notwithstanding anything to the contrary contained in subparagraph 1A and this paragraph 5, Landlord shall repair or cause to be repaired all structural portions of the building during the lease term, and during the first two years of the lease term (a) the common sewage line and the common water line and, (b) the roof of the building, unless the need for any of the foregoing repairs is caused by Tenant, in which event Tenant shall be solely responsible for such repairs.
13. , Landlord's consent not to be unreasonably withheld, and such consent or dissent to be provided within five (5) working days of delivery of plans and specifications for such improvements.

14. Landlord shall elect in writing at time of approval tenant improvements need to be removed by Tenant upon expiration or termination of the lease.

15.  labor and materials of

16. Landlord shall establish and enforce a uniform sign criteria for all occupants of the building.

17.  in accordance with Landlord's uniform sign criteria.

18.  Landlord

19.  Tenant

20. Such consent is not to be unreasonably withheld and shall be given or denied fifteen (15) days after receipt of all documentation relating to such consent. Tenant shall have the right, without Landlord's consent, to assign this lease a ("Permitted Assignment") to a corporation with which it may merge, to any parent of Tenant or any subsidiary of Tenant's parent, or to a purchaser of substantially all of Tenant's assets or stock, provided that such parent or purchaser has a net worth at the effective date of the assignment that is equal to or greater than the net worth of Park Electrochemical Corporation on the date hereof, and provided that Tenant notifies Landlord of the assignment before the effective date thereof, and the assignee assumes in writing Tenant's obligations hereunder."

21.  evidence.

22. other than to a "Permitted Assignee" or subletting of seventy percent (70%) or more of the premises

23. but Landlord shall remain liable for all obligations to be performed by Landlord before the effective date of the assignment.

24.  Rental Insurance

25. Landlord's policy shall name Tenant and the holder of any indebtedness secured by Landlord's interest in the building, as their interests may appear, as additional insureds, but all losses shall be adjusted by and proceeds payable to Landlord. In addition to a statement for the amount due, Landlord shall deliver to Tenant for photocopies of the insurance policy or certificate of insurance and premium notice covered by the statement.

26. except that the rent shall be abated by the prorata portion of the premises destroyed.

27. If the buildings situated upon the premises should be damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 11A above, either party ("terminating party") may elect to terminate this Lease by so notifying the other party ("non-terminating party") within sixty (60) days after the date of damage or destruction, and this Lease shall be terminated on the date that Tenant vacates the premises which shall be within thirty (30) days after notice, unless the non-terminating party notifies terminating party within thirty (30) days after delivery of the notice of termination that the non-terminating party elects to rebuild, repair and replace the buildings. Should the non-terminating party so elect, it shall proceed in accordance with the requirements of subparagraph 11B.

28. Landlord shall not exercise any right to apply the insurance proceeds to the indebtedness unless required to do so by the Lender or agreed to by Tenant.

29.  $3,000,000.00

30.  at the option of either party

31. "Substantial part" shall be deemed to be twenty five percent (25%) or more of the premises.

32.  trade fixtures, removal and location costs, and goodwill,

33.  ten (10)

34. thirty (30) days after written notice thereof to Tenant of such longer period as may be reasonably required to cure such default so long as Tenant proceeds at all times with due diligence to complete the cure

35. Tenant agrees upon the request of Landlord to subordinate this Lease and its rights hereunder to any first or second mortgage or first or second deed of trust (hereinafter for convenience called "loan") and to execute at any time and from time to time such documents as may be required to effectuate such subordination; provided that (i) such documents do not require Tenant to waive or modify any of its material rights under this Lease and (ii) contain provisions that reasonably assure Tenant that Tenant's possession will not be disturbed so long as Tenant is not in default under this Lease, including a provision that the owner, holder or beneficiary of the loan and its successors and assigns, including a purchaser at foreclosure sale or sale in lieu of foreclosure, and Tenant's successors and assigns, each will accept the attornment of Tenant and recognize this Lease, and that Tenant's quiet enjoyment and peaceful possession of the premises and rights and privileges appertaining thereto shall not be disturbed.

36.  and the written assumption of Landlord's obligations by the new owner.

37.  for declaratory relief,

38. If either party ('secondary party') becomes involved in any action, threatened or actual, by or against anyone not a party to this Lease but arising by reason or related to any act or omission of the other party ('primary party') or its representatives, agents, employees, licensees or invitees, the primary party agrees to pay the secondary party's reasonable attorney's fees and other costs incurred in connection with the action and in preparation for the action.

39.  either Landlord or Tenant ("Waiver")

40.  Waiver

41.  the other party

42.  seventy two hours after

43. (d) Copies of notices to Tenant shall be sent concurrently to Park Electrochemical, 475 Northern Boulevard, Great Neck, New York 11021,
     Attention: President.

44.  within the continental United States.

45. At any time and from time to time within fifteen (15) days after request by either party, the other party shall execute and deliver to the requesting party, or to such other recipient as the notice shall direct, a statement certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that it is in full force and effect as modified in the manner specified in the statement, that there are no defenses or offsets claimed by the party making such statement other than those specified therein, and any other such matters reasonable requested. The statement shall also state the dates to which the rent and any other charges have been paid in advance. The statement shall also state the dates to which the rent and any other charges have been paid in advance. The statement shall be such that it can be relied on by any person specified in the request.

46.  and Landlord

47.  good, clean and leasable condition

48. Provided that Tenant is not then in default hereunder, Landlord shall refund to Tenant at the expiration or earlier termination of this lease all sums received by Landlord from Tenant which are allocable to the period following the expiration or termination date.

49.  Tenant Improvements

     Landlord shall provide:

     a)  800 Amp 480/277 Volt Power with 110 Volt transformer.

     b) One (1) grade level door sufficiently wide to accommodate two (2) trucks.

     c) One (1) truck well sufficiently wide enough to accommodate two (2) trucks.

     d) $95,731 tenant improvement allowance to be used for 4,000 square feet of build-to-suit offices. Tenant improvement reimbursement shall be made thirty (30) days after delivery of paid invoice for approved tenant improvements. Tenant may take possession of the premises rent free for purposes of installing tenant improvements, subject to all provisions of this lease except paragraphs 2 and 4.

     e)  Two (2") waterline

     f)  Four (4") sewerline

50.  Rental Adjustments

     a) Each option period shall be subject to an adjustment based upon a Consumer Price Index with a ceiling factor:

          Base        Adjustment    Ceiling        Base
          Date           Date        Factor      Rent(NNN)
         10-1-83       10-1-88       1.40       $12,178.00
         10-1-83       4-1-91        1.60       $12,178.00
         10-1-93       4-1-96        1.20       10-1-93 Rent
         10-1-93       10-1-98       1.40       10-1-93 Rent
         10-1-93       4-1-03        1.60       10-1-93 Rent

     The ceiling factor multiplied by the base rent shall be the maximum adjusted rent for that period.

     b)  The adjusted rent shall be calculated as follows:

         i) At the Adjustment date. the base rent shall be multiplied by a fraction, the numerator of which is the "Index" on the Adjustment Date and the denominator of which is the "Basic Index". The sum so derived shall be the monthly rental payable during the following thirty (30) month period unless the Lease terminates earlier.
         ii) As used in the foregoing, "Index" shall mean the average of the following two indexes published by the Bureau of Labor Statistics, United States Department of Labor (1967:100): (i) the Consumer Price Index for Urban Wage Earners and Clerical Workers for the Los Angeles-Long Beach-Anaheim Metropolitan Area (known as "CPI-W" and (ii) the Consumer Price Index for all Urban Consumers for the Los Angeles-Long Beach-Anaheim Metropolitan Area (known as "CPI-U"). "Basic Index" shall mean the Index most recently published prior to the Base Date. If the Index as now constituted, compiled, and published, shall be revised or cease to be compiled and published during the term hereof, then the Bureau of Labor Statistics shall be requested to furnish a statement converting the Basic Index to a figure that would be comparable in another Index published by the Bureau of Labor Statistics and such other Index shall be used in computing the adjustment in Rent provided herein. Should the parties not be able to secure such appropriate conversion or adjustment, they shall agree on some other Index serving the same purpose to adjust the Rent as provided herein.

51.  Option to Extend

     While this lease is in full force and effect provided that Tenant is not in default of any of the terms, covenants and conditions thereof, Tenant shall have the right or option to extend the original term of this Lease for three (3) further terms of sixty (60) months. Such extension or renewal of the original term shall be on the same terms, covenants and conditions as provided for in the original term except that:

     a) The initial monthly rental during the first option period shall be based upon the Index as described in Paragraph 50 of the Exhibit C with a ceiling.

     b) The initial monthly rental during the second option period shall be based upon the fair market rental value of equivalent properties, of equivalent size, in equivalent areas.

     c) The initial monthly rental during the third option period shall be based upon the Index described in paragraph 2 of the Addendum.

     d)  No further renewal options shall apply.

     e) A rental escalation shall apply in the period beginning month thirty one (31) of each option period. The escalation shall be described in paragraph 50 of Exhibit C.

     Notice of Tenant's intention to exercise the option must be given to Landlord in writing at least one hundred eighty (180) days prior to the expiration of the original or then existing term of this Lease. This option is not assignable except to a permitted assignee as defined in paragraph 10 A of the Lease.

     In the event Landlord and Tenant do not agree in writing on a fair market rate within fifteen (15) days after exercise of the option for the second option period or do not agree in writing on a single appraiser within twenty five (25) days after such exercise, then:

     a) Each shall appoint an Appraiser within thirty five (35) days after the exercise of option.

     b) In the event the two Appraisers are unable to agree on a fair market rate within forty five (45) days after exercise of the option, then the two Appraisers, shall jointly appoint a third Appraiser by the forty fifth (45th) day after the exercise of option.

     c) The average of the two closest appraisals shall be deemed to be the fair market rental value which shall be determined by the seventieth
         (70th) day after the exercise of option.

     d) Subject to paragraph (g), Landlord and Tenant shall each pay the costs of its selected Appraiser and one-half the cost of the third rental appraiser.

     e)  Tenant shall either:

         (i) Accept the fair market determination and execute and deliver a lease amendment within ninety (90) days after the exercise of option or,

         (ii) Decline the determination of fair market and cancel the option to lease, in which case Tenant shall pay all fees of Appraisal, including Landlord's and that of the neutral Appraiser. Failure to deliver an executed lease amendment shall mean Tenant has elected alternative (ii) herein.

     In no event, however, will the monthly rent payable under this Lease as adjusted in the above described method ever be less than the monthly rent payable in the period prior to the adjustment.


52.  Consent

     Except when provided to the contrary in this Lease, whenever one party's consent, approval or permission is required or desired by the other party in connection with this Lease, such consent, approval or permission shall not be unreasonably withheld or delayed.

53.  Parking

     Landlord shall designate sixty one (61) parking spaces for Tenant's exclusive use in that portion of the common area that is marked in yellow on Exhibit A.

54.  Adjacent Space

     If Landlord decides to offer space contiguous to Tenant's premises for lease during the lease term, Landlord shall first offer such space to Tenant for lease, and Tenant shall have the right to lease such space on rental rates and terms that are mutually satisfactory within ten days next following Tenant's receipt of such offer.

     If terms that are mutually satisfactory cannot be agreed upon within such ten day period, Landlord shall then be free to offer for lease or lease such space to any other party on terms acceptable to Landlord.